                                                                 Exhibit 10.3(F)


                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     Assignment, Assumption and Recognition Agreement, dated February 27, 2007, among Bank of America, National Association, a national banking association
("Assignor"), Banc of America Funding Corporation, a Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, not in its individual capacity, but solely as trustee of the Banc of America Funding 2007-2 Trust ("Assignee"), SunTrust Mortgage, Inc., a Virginia corporation ("SunTrust") and as acknowledged by Wells Fargo Bank, N.A., a national banking association ("Wells Fargo Bank"), as master servicer of the Banc of America Funding 2007-2 Trust;

     WHEREAS, pursuant to (i) that certain Flow Sale and Servicing Agreement, dated as of February 1, 2004, by and between Assignor (as successor in interest to Banc of America Mortgage Capital Corporation), as purchaser, and SunTrust, as seller (as amended by (a) that certain Amendment No. 1, dated as of June 1, 2004, by and between the Assignor and SunTrust, (b) that certain Master Assignment, Assumption and Recognition Agreement, dated September 1, 2004, by and among Banc of America Mortgage Capital Corporation, SunTrust, the Assignor and Wachovia Bank, National Association, (c) that certain Amendment No. 2, dated as of November 1, 2004, by and between the Assignor and SunTrust, and (d) that certain Regulation AB Compliance Addendum to the Flow Sale and Servicing Agreement, dated as of January 1, 2006, by and between the Assignor and SunTrust), (ii) that certain Memorandum of Sale, dated January 23, 2007, by and between the Assignor and SunTrust, (iii) that certain Memorandum of Sale, dated February 9, 2007, by and between the Assignor and SunTrust, and (iv) that certain Memorandum of Sale, dated February 15, 2007, by and between the Assignor and SunTrust (collectively, the "Sale and Servicing Agreement"), each of which is attached in Appendix I hereto, the Assignor purchased the Mortgage Loans (as defined herein) from SunTrust and SunTrust currently services the Mortgage Loans;

     WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

     WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

     WHEREAS, on the date hereof, Wells Fargo Bank, as master servicer (in such capacity, the "Master Servicer"), is entering into a Pooling and Servicing Agreement, dated the date hereof (the "Pooling Agreement), among BAFC, the Master Servicer, Wells Fargo Bank, as securities administrator (the "Securities Administrator"), and the Assignee, pursuant to which the Master Servicer will supervise, monitor and oversee the servicing of the Mortgage Loans.

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to the Assignee, all of the right, title and interest of the Assignor in, to and under the Sale and Servicing Agreement (other than the rights of the Assignor to indemnification thereunder), and the mortgage loans delivered under such agreement by SunTrust to the Assignor (who delivered such mortgage loans to the Assignor) and listed on Exhibit A attached hereto (the "Mortgage Loans").

     The Assignor specifically reserves and does not assign to BAFC or the Assignee any right, title and interest in, to or under any mortgage loan subject to the Sale and Servicing Agreement other than the Mortgage Loans.

     2. The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

     a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

     b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to SunTrust with respect to the Sale and Servicing Agreement or the Mortgage Loans;

     c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Sale and Servicing Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Sale and Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Sale and Servicing Agreement or the Mortgage Loans; and

     d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the "Securities Act"), or which would render the disposition of the Mortgage Loans a violation of
          Section 5 of the Securities Act or require registration pursuant thereto.

     3. From and after the date hereof, SunTrust shall (i) note the transfer of the Mortgage Loans to the Assignee in its books and records, (ii) recognize the Assignee as the owner of the Mortgage Loans and (iii) notwithstanding anything to the contrary contained in Section 9.01 of the Sale and Servicing Agreement, continue to service the Mortgage Loans pursuant to the Sale and Servicing Agreement, as modified by Section 11 of this Agreement, for the benefit of the Assignee.

     4. SunTrust acknowledges that a REMIC election will be made with respect to the Mortgage Loans and that the Master Servicer, pursuant to the Pooling Agreement, will administer on behalf of the Assignee the terms and conditions of the Sale and Servicing Agreement with respect to the Mortgage Loans. The Master Servicer shall be authorized to enforce directly against SunTrust any of the obligations of SunTrust to the Assignor or its assignees provided for in the Sale and Servicing Agreement relating to the Mortgage Loans including, without limitation, the right to exercise any and all rights of the Assignor (but not the obligations) under the Sale and Servicing Agreement to monitor and enforce the obligations of SunTrust thereunder, the right to terminate SunTrust under the Sale and Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by SunTrust under the Sale and Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by SunTrust under the Sale and Servicing Agreement, the right to examine the books and records of SunTrust, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by SunTrust. All remittances by SunTrust shall be made to the account or accounts designated by the Master Servicer to SunTrust in writing from time to time. Wire remittances shall be sent to: WELLS FARGo BANK, N.A., ABA# 121000248, FoR CREDIT To: SAS CLEARING, ACCT: 3970771416, FFC To: BAFC 2007-2 #50990100

     5. The Assignee shall notify SunTrust in writing within 5 business days thereafter, but in no event later than the next Remittance Date, of the appointment of any successor to Wells Fargo as Master Servicer under the Pooling Agreement.

     6. SunTrust hereby restates as of the date hereof, for the benefit of each of the other parties hereto, each of the representations and warranties in Sections 3.01 and 3.02 of the Sale and Servicing Agreement with the same effect under such Sale and Servicing Agreement as if such representations and warranties had been made as of the date hereof, provided, however, that with respect to those representations and warranties that relate to the delinquency or condition of any Mortgaged Property (as defined in the Sale and Servicing Agreement), SunTrust restates such representations and warranties as of the Closing Date (as defined in the Sale and Servicing Agreement). SunTrust hereby represents and warrants to each of the other parties hereto (i) that it has serviced the Mortgage Loans in accordance with the terms of the Sale and Servicing Agreement, (ii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans and (iii) that any information provided by it on or before the date hereof to any of the parties hereto is true and correct.

     7. SunTrust hereby agrees to cooperate with BAFC, the Master Servicer and the Securities Administrator to enable BAFC, the Master Servicer and the Securities Administrator to fully comply with all Securities and Exchange Commission ("SEC") disclosure and reporting requirements in effect from time to time with respect to the trust created by the Pooling Agreement (which shall be named "Banc of America Funding 2007-2 Trust") (the "Trust") and any securities representing ownership interests in or backed by assets of the Trust, including without limitation, the SEC's published rules regarding asset-backed securities (Release Nos. 33-8518); 34-50905; File No. S7-21-0433-8419).

     8. SunTrust hereby agrees that, in connection with each Mortgage Loan of which the related Mortgage has been recorded in the name of MERS or its designee, it shall take all actions as are necessary to cause the Assignee, as trustee of the Trust pursuant to the Pooling Agreement, to be shown as the owner of such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

     9. In accordance with Sections 2.01 and 9.01 of the Sale and Servicing Agreement, the Assignor hereby instructs SunTrust, and SunTrust hereby agrees, to release from its custody and deliver the contents of the Servicing File (as defined in the Sale and Servicing Agreement) for each Mortgage Loan to the Assignee, in its capacity as custodian under the Pooling Agreement, at the address set forth in Section 12 herein on or before the closing date of the related Pass-Through Transfer (as defined in the Sale and Servicing Agreement).


     10. SunTrust hereby agrees that it will make Monthly Advances as contemplated by Section 5.03 of the Sale and Servicing Agreement through the Remittance Date prior to the date on which cash is received in connection with the liquidation of REo Property, subject to the final proviso of the third sentence of Section 5.03.

     11. SunTrust, BAFC and the Assignee hereby agree to the following modifications to the Sale and Servicing Agreement with respect to the Mortgage
Loans:

     a.   Article 1.

          (i) The definition of "Qualified Substitute Mortgage Loan" is hereby deleted in its entirety and replaced with the following:

          "A mortgage loan eligible to be substituted by the Company for a Deleted Mortgage Loan which must, on the date of such substitution,
          (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan; (ii) have a Mortgage Loan Remittance Rate not less than, and not more than 2% greater than the Mortgage Loan Remittance Rate of the Deleted Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) comply with each representation and warranty set forth in Sections 3.01 and 3.02;
          (v) be of the same type as the Deleted Mortgage Loan; (vi) have the same Mortgage Interest Rate as the Deleted Mortgage Loan; (vii) have a FICo score not less than that of the Deleted Mortgage Loan, (vii) have an LTV not greater than that of the Deleted Mortgage Loan; (ix) have a credit grade not lower in quality than that of the Deleted Mortgage Loan and (x) have the same lien status as the Deleted Mortgage Loan."

          (ii) The definition of "Remittance Date" is hereby deleted in its entirety and replaced with the following:

          "The eighteenth (18th) day (or if such day is not a Business Day, the immediately preceding Business Day) of any month, beginning with the First Remittance Date."

     b. Section 3.02. Section 3.02 is hereby modified by inserting the following as subsection (iii):

          "No Mortgage Loan (other than a Mortgage Loan that is a New Jersey covered purchase loan originated on or after November 27, 2003 through July 6, 2004) is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in S&P's LEVELS(R) Glossary Version 5.7 (or the now-current version thereof) and no Mortgage Loan originated on or after october 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act."

     c. Section 4.04. Section 4.04 is hereby modified by adding the following sentence after the penultimate sentence:

          "The amount of any losses incurred on funds deposited in the Custodial Account shall be deposited by the Company into the Custodial Account on the Business Day prior to the Remittance Date."

     d. Section 4.17. Section 4.17 is hereby modified by replacing the phrase "on or before the Remittance Date" in the second line with "on or before the 5th Business Day".

     e. Section 5.02. The third paragraph of Section 5.02 is hereby modified to read as follows: Not later than the fifth (5th) Business Day of each month, the Company shall furnish to the Purchaser a delinquency report in the form set forth in Exhibit F-1, a monthly remittance advice in the form set forth in Exhibit F-2, and a realized loss report in the form set forth in Exhibit F-3, each in a mutually agreeable electronic format, as to the remittance on such Remittance
          Date and as to the period ending on the last day of the month preceding such Remittance Date."

          The exhibits referenced in this Section 11(e) are attached to this Agreement as Exhibit B hereto.

     f.   Section 6.07. Section 6.07 is hereby modified by replacing  subsection
          (ii) with the following:

          "result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860G(d) of the Code) unless the Company has received an opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax."

     12. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Sale and Servicing Agreement is:

                  U.S. Bank National  Association
                  209 S. LaSalle Street,  Suite 300
                  Chicago,  Illinois  60604
                  Attention:  Structured  Finance  Trust Services, BAFC 2007-2

     The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans and the Sale and Servicing Agreement is:

                  Bank of America, National Association
                  214 North Tryon Street
                  Charlotte, North Carolina 28255
                  Attention:  Managing Director

     BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

                  Banc of America Funding Corporation
                  214 North Tryon Street
                  Charlotte, North Carolina 28255
                  Attention:  General Counsel and Chief Financial officer

         Wells Fargo Bank's address for purposes of all notices and correspondence related to its role as Master Servicer of the Mortgage Loans is:

                  Wells Fargo Bank, N.A.
                  9062 old Annapolis Road
                  Columbia, Maryland  21045
                  Attention: Client Manager - BAFC 2007-2

     13. Notwithstanding any provision herein to the contrary, it is understood that SunTrust is not released from liability to the Assignor for any breaches of any representations, warranties or covenants made by SunTrust in the Sale and Servicing Agreement prior to the date hereof regardless of when such breaches are discovered or made known.

     14. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by U.S. Bank National Association not individually or personally but solely as trustee on behalf of the Trust, in the exercise of the powers and authority conferred and vested in it under the terms of the Pooling and Servicing Agreement, and (ii) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust (including, without limitation, any fees, expenses or indemnities payable under the Purchase and Servicing Agreements), or be liable for the breach or failure of any obligation, representation, warranty or covenant of the Trust under this Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the Pooling and Servicing Agreement.

                               [Signatures Follow]

         IN WITNESS WHEREoF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

                                          Bank of America, National Association,
                                          as Assignor


                                          By: /s/ Bruce W. Good
                                          Name: Bruce W. Good
                                          Title: Principal


                                          U.S. Bank National Association,
                                          as Assignee


                                          By: /s/ Melissa A. Rosal
                                          Name:        Melissa A. Rosal
                                          Title:       Vice President


                                          Banc of America Funding Corporation

                                          By: /s/ Scott Evans
                                          Name: Scott Evans
                                          Title:       Senior Vice President


                                          SunTrust Mortgage, Inc., as servicer

                                          By: /s/ Annette Holman-Foreman
                                          Name:        Annette Holman-Foreman
                                          Title:       Vice President

Acknowledged and Agreed as
of the date first above written:

Wells Fargo Bank, N.A., as Master Servicer


By:      /s/ Darron Woodus
Name:    Darron Woodus
Title:   Assistant Vice President

       [Assignment, Assumption and Recognition Agreement for BAFC 2007-2]

                                    EXHIBIT A

                           Schedule of Mortgage Loans

[Please see the Free Writing Prospectus filed and accepted by the Securities and Exchange Commission on March 1, 2007, with a filing date of March 1, 2007 and accession number 0001379434-07-000048.]

                                    EXHIBIT B


            Exhibit G-1 Standard File Layout - Delinquency Reporting

 *The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer


--------------------------------------------- -------------------------------------------------------------- ----------- ----------
Column/Header Name                            Description                                                     Decimal    Format
                                                                                                                         Comment

-------------------------------------------- -------------------------------------------------------------- ----------- ------------
SERVICER_LoAN_NBR                             A unique number assigned to a loan by the Servicer.  This
                                              may be different than the LoAN_NBR

-------------------------------------------- -------------------------------------------------------------- ----------- ------------
LOAN_NBR A unique identifier assigned to each loan by the originator.

-------------------------------------------- -------------------------------------------------------------- ----------- ------------
CLIENT_NBR                                    Servicer Client Number

-------------------------------------------- -------------------------------------------------------------- ----------- ------------
SERV_INVESTOR_NBR                             Contains a unique number as
                                              assigned by an external servicer
                                              to identify a group of loans in
                                              their system.

-------------------------------------------- -------------------------------------------------------------- ----------- ------------
BORROWER_FIRST_NAME                           First Name of the Borrower.

-------------------------------------------- -------------------------------------------------------------- ----------- ------------
BORRoWER_LAST_NAME                            Last name of the borrower.

-------------------------------------------- -------------------------------------------------------------- ----------- ------------
PROP_ADDRESS                                  Street Name and Number of Property

-------------------------------------------- -------------------------------------------------------------- ----------- ------------
PROP_STATE                                    The state where the  property located.

-------------------------------------------- -------------------------------------------------------------- ----------- ------------
PROP_ZIP                                      Zip code where the property is located.

-------------------------------------------- -------------------------------------------------------------- ----------- ------------
BORR_NEXT_PAY_DUE_DATE                        The date that the borrower's next
                                              payment is due to the MM/DD/YYYY
                                              servicer at the end of processing
                                              cycle, as reported by Servicer.

-------------------------------------------- -------------------------------------------------------------- ----------- ------------
LOAN_TYPE                                     Loan Type (i.e. FHA, VA, Conv)

-------------------------------------------- -------------------------------------------------------------- ----------- ------------
BANKRUPTCY_FILED_DATE                         The date a particular bankruptcy claim was filed.                          MM/DD/YYYY

-------------------------------------------- -------------------------------------------------------------- ----------- ------------
BANKRUPTCY_CHAPTER_CODE The chapter under which the bankruptcy was filed.

-------------------------------------------- -------------------------------------------------------------- ----------- ------------
BANKRUPTCY_CASE_NBR                           The case number assigned by the court to the bankruptcy
                                              filing.

-------------------------------------------- -------------------------------------------------------------- ----------- ------------
POST_PETITIoN_DUE_DATE                        The payment due date once the bankruptcy has been approved                 MM/DD/YYYY
                                              by the courts

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
BANKRUPTCY_DCHRG_DISM_DATE                    The Date The Loan Is Removed From Bankruptcy. Either by                    MM/DD/YYYY
                                              Dismissal, Discharged and/or a Motion For Relief Was
                                              Granted.

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
LOSS_MIT_APPR_DATE                            The Date The Loss Mitigation Was Approved By The Servicer                  MM/DD/YYYY

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
LOSS_MIT_TYPE                                 The Type of Loss Mitigation Approved For A Loan Such As;

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
LOSS_MIT_EST_CoMP_DATE                        The Date The Loss Mitigation /Plan Is Scheduled To End/Close               MM/DD/YYYY

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
LoSS_MIT_ACT_CoMP_DATE                        The Date The Loss Mitigation Is Actually Completed                         MM/DD/YYYY

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
FRCLSR_APPRoVED_DATE                          The date DA Admin sends a letter
                                              to the servicer with MM/DD/YYYY
                                              instructions to begin foreclosure
                                              proceedings.

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
ATTORNEY_REFERRAL_DATE                        Date File Was Referred To Attorney to Pursue Foreclosure                   MM/DD/YYYY

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
FIRST_LEGAL_DATE                              Notice of 1st legal filed by an Attorney in a Foreclosure                  MM/DD/YYYY
                                              Action

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
FRCLSR_SALE_EXPECTED_DATE                     The date by which a foreclosure sale is expected to occur.                 MM/DD/YYYY

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
FRCLSR_SALE_DATE                              The actual date of the foreclosure sale.                                   MM/DD/YYYY

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
FRCLSR_SALE_AMT                               The amount a property sold for at the foreclosure sale.            2      No commas(,)
                                                                                                                         or dollar
                                                                                                                         signs ($)

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
EVICTION_START_DATE                           The date the servicer initiates eviction of the borrower.                  MM/DD/YYYY

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
EVICTION_CoMPLETED_DATE                       The date the court revokes legal
                                              possession of the property
                                              MM/DD/YYYY from the borrower.

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
LIST_PRICE                                    The price at which an REo property is marketed.                    2      No commas(,)
                                                                                                                         or dollar
                                                                                                                         signs ($)

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
LIST_DATE                                     The date an REo property is listed at a particular price.                  MM/DD/YYYY

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
OFFER_AMT                                     The dollar value of an offer for an REo property.                  2      No commas(,)
                                                                                                                         or dollar
                                                                                                                         signs ($)

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
OFFER_DATE_TIME                               The date an offer is received by DA Admin or by the Servicer.              MM/DD/YYYY

                                      B-1

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
REO_CLOSING_DATE                              The date the REo sale of the property is scheduled to close.               MM/DD/YYYY

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
REO_ACTUAL_CLOSING_DATE                       Actual Date of REo Sale                                                    MM/DD/YYYY

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
OCCUPANT_CODE                                 Classification of how the property is occupied.

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
PROP_CONDITION_CODE A code that indicates the condition of the property.

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
PROP_INSPECTION_DATE                          The date a  property inspection is performed.                              MM/DD/YYYY

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
APPRAISAL_DATE                                The date the appraisal was done.                                           MM/DD/YYYY

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
CURR_PROP_VAL                                  The current "as is" value of the property based on brokers        2
                                              price opinion or appraisal.

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
REPAIRED_PROP_VAL                             The amount the property would be worth if repairs are              2
                                              completed pursuant to a broker's price opinion or appraisal.

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
If applicable:

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
DELINQ_STATUS_CODE                            FNMA Code Describing Status of Loan

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
DELINQ_REASoN_CODE                            The circumstances which caused a
                                              borrower to stop paying on a loan.
                                              Code indicates the reason why the
                                              loan is in default for this cycle.

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
MI_CLAIM_FILED_DATE                           Date Mortgage Insurance Claim Was Filed With Mortgage                      MM/DD/YYYY
                                              Insurance Company.

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
MI_CLAIM_AMT                                  Amount of Mortgage Insurance Claim Filed                                  No commas(,)
                                                                                                                         or dollar
                                                                                                                         signs ($)

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
MI_CLAIM_PAID_DATE                            Date Mortgage Insurance Company Disbursed Claim Payment                    MM/DD/YYYY

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
MI_CLAIM_AMT_PAID                             Amount Mortgage Insurance Company Paid on Claim                    2      No commas(,)
                                                                                                                         or dollar
                                                                                                                         signs ($)

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
POOL_CLAIM_FILED_DATE                         Date Claim Was Filed With Pool Insurance Company                           MM/DD/YYYY

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
POOL_CLAIM_AMT                                Amount of Claim Filed With Pool Insurance Company                  2      No commas(,)
                                                                                                                         or dollar
                                                                                                                         signs ($)

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
POOL_CLAIM_PAID_DATE                          Date Claim Was Settled and The Check Was Issued By The Pool                MM/DD/YYYY
                                              Insurer

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
POOL_CLAIM_AMT_PAID                           Amount Paid on Claim By Pool Insurance Company                     2      No commas(,)
                                                                                                                         or dollar
                                                                                                                         signs ($)

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
FHA_PART_A_CLAIM_FILED_DATE                    Date FHA Part A Claim Was Filed With HUD                                  MM/DD/YYYY

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
FHA_PART_A_CLAIM_AMT                           Amount of FHA Part A Claim Filed                                  2      No commas(,)
                                                                                                                         or dollar
                                                                                                                         signs ($)

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
FHA_PART_A_CLAIM_PAID_DATE                     Date HUD Disbursed Part A Claim Payment                                   MM/DD/YYYY

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
FHA_PART_A_CLAIM_PAID_AMT                      Amount HUD Paid on Part A Claim                                   2      No commas(,)
                                                                                                                         or dollar
                                                                                                                         signs ($)

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
FHA_PART_B_CLAIM_FILED_DATE                     Date FHA Part B Claim Was Filed With HUD                                 MM/DD/YYYY

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
FHA_PART_B_CLAIM_AMT                            Amount of FHA Part B Claim Filed                                 2      No commas(,)
                                                                                                                         or dollar
                                                                                                                         signs ($)

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
FHA_PART_B_CLAIM_PAID_DATE                       Date HUD Disbursed Part B Claim Payment                                 MM/DD/YYYY

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
FHA_PART_B_CLAIM_PAID_AMT                      Amount HUD Paid on Part B Claim                                   2      No commas(,)
                                                                                                                         or dollar
                                                                                                                         signs ($)

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
VA_CLAIM_FILED_DATE                            Date VA Claim Was Filed With the Veterans Admin                           MM/DD/YYYY

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
VA_CLAIM_PAID_DATE                             Date Veterans Admin. Disbursed VA Claim Payment                           MM/DD/YYYY

--------------------------------------------- -------------------------------------------------------------- ----------- -----------
VA_CLAIM_PAID_AMT                              Amount Veterans Admin. Paid on VA Claim                           2      No commas(,)
                                                                                                                         or dollar
                                                                                                                         signs ($)
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

                                      B-2

            Exhibit G-1: Standard File Codes - Delinquency Reporting


The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

     o ASUM-  Approved  Assumption
     o BAP- Borrower  Assistance Program
     o Co- Charge off
     o DIL- Deed-in-Lieu
     o FFA- Formal  Forbearance  Agreement
     o MoD-  Loan  Modification
     o PRE-  Pre-Sale
     o SS-  Short  Sale
     o MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The occupant Code field should show the current status of the property code as follows:

     o Mortgagor
     o Tenant
     o Unknown
     o Vacant

The Property Condition field should show the last reported condition of the property as follows:

     o Damaged
     o Excellent
     o Fair
     o Gone
     o Good
     o Poor
     o Special Hazard
     o Unknown

The FNMA DelinquentReason Code field should show the Reason for Delinquency as follows:


                      ------------------------ ---------------------------------------------------------
                      Delinquency Code         Delinquency Description

                      ------------------------ ---------------------------------------------------------
                      001                      FNMA-Death of principal mortgagor

                      ------------------------ ---------------------------------------------------------
                      002                      FNMA-Illness of principal mortgagor

                      ------------------------ ---------------------------------------------------------
                      003                      FNMA-Illness of mortgagor's family member

                      ------------------------ ---------------------------------------------------------
                      004                      FNMA-Death of mortgagor's family member

                      ------------------------ ---------------------------------------------------------
                      005                      FNMA-Marital difficulties

                      ------------------------ ---------------------------------------------------------
                      006                      FNMA-Curtailment of income

                      ------------------------ ---------------------------------------------------------
                      007                      FNMA-Excessive obligation

                      ------------------------ ---------------------------------------------------------
                      008                      FNMA-Abandonment of property

                      ------------------------ ---------------------------------------------------------
                      009                      FNMA-Distant employee transfer

                      ------------------------ ---------------------------------------------------------
                      011                      FNMA-Property problem

                      ------------------------ ---------------------------------------------------------
                      012                      FNMA-Inability to sell property

                      ------------------------ ---------------------------------------------------------
                      013                      FNMA-Inability to rent property

                      ------------------------ ---------------------------------------------------------
                      014                      FNMA-Military Service

                      ------------------------ ---------------------------------------------------------
                      015                      FNMA-other

                      ------------------------ ---------------------------------------------------------
                      016                      FNMA-Unemployment

                      ------------------------ ---------------------------------------------------------
                      017                      FNMA-Business failure

                      ------------------------ ---------------------------------------------------------
                      019                      FNMA-Casualty loss

                      ------------------------ ---------------------------------------------------------
                      022                      FNMA-Energy environment costs

                      ------------------------ ---------------------------------------------------------
                      023                      FNMA-Servicing problems

                      ------------------------ ---------------------------------------------------------
                      026                      FNMA-Payment adjustment

                      ------------------------ ---------------------------------------------------------
                      027                      FNMA-Payment dispute

                      ------------------------ ---------------------------------------------------------
                      029                      FNMA-Transfer of ownership pending

                      ------------------------ ---------------------------------------------------------
                      030                      FNMA-Fraud

                      ------------------------ ---------------------------------------------------------
                      031                      FNMA-Unable to contact borrower

                      ------------------------ ---------------------------------------------------------
                      INC                      FNMA-Incarceration
                      ------------------------ ---------------------------------------------------------


The FNMA Delinquent Status Code field should show the Status of Default as follows:


                      ------------------------ -------------------------------------------------------
                            Status Code        Status Description

                      ------------------------ -------------------------------------------------------
                                09             Forbearance

                      ------------------------ -------------------------------------------------------
                                17             Pre-foreclosure Sale Closing Plan Accepted

                      ------------------------ -------------------------------------------------------
                                24             Government Seizure

                      ------------------------ -------------------------------------------------------
                                26             Refinance

                      ------------------------ -------------------------------------------------------
                                27             Assumption

                      ------------------------ -------------------------------------------------------
                                28             Modification

                      ------------------------ -------------------------------------------------------
                                29             Charge-off

                      ------------------------ -------------------------------------------------------
                                30             Third Party Sale

                      ------------------------ -------------------------------------------------------
                                31             Probate

                      ------------------------ -------------------------------------------------------
                                32             Military Indulgence

                      ------------------------ -------------------------------------------------------
                                43             Foreclosure Started

                      ------------------------ -------------------------------------------------------
                                44             Deed-in-Lieu Started

                      ------------------------ -------------------------------------------------------
                                49             Assignment Completed

                      ------------------------ -------------------------------------------------------
                                61             Second Lien Considerations

                      ------------------------ -------------------------------------------------------
                                62             Veteran's Affairs-No Bid

                      ------------------------ -------------------------------------------------------
                                63             Veteran's Affairs-Refund

                      ------------------------ -------------------------------------------------------
                                64             Veteran's Affairs-Buydown

                      ------------------------ -------------------------------------------------------
                                65             Chapter 7 Bankruptcy

                      ------------------------ -------------------------------------------------------
                                66             Chapter 11 Bankruptcy

                      ------------------------ -------------------------------------------------------
                                67             Chapter 13 Bankruptcy
                      ------------------------ -------------------------------------------------------


            Exhibit G-2: Standard File Layout - Scheduled/Scheduled



----------------------------------------------------------------------------------------------------------------------
Column Name                  Description                               Decimal Format Comment                 Max
                                                                                                              Size
----------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR             A value assigned by the Servicer to               Text up to 10 digits                20
                             define a group of loans.
----------------------------------------------------------------------------------------------------------------------
LOAN_NBR                     A unique identifier assigned to each loan         Text up to 10 digits                10
                             by the investor.
----------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR            A unique number assigned to a loan by the         Text up to 10 digits                10
                             Servicer. This may be different than the LoAN_NBR.
----------------------------------------------------------------------------------------------------------------------
BORROWER_NAME                The borrower name as received in the              Maximum length of 30 (Last,         30
                             file.  It is not separated by first and           First)
                             last name.
----------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT                Scheduled monthly principal and scheduled    2    No commas(,) or dollar signs        11
                             interest payment that a borrower is               ($)
                             expected to pay, P&I constant.
----------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE                The loan interest rate as reported by the    4    Max length of 6                      6
                             Servicer.
----------------------------------------------------------------------------------------------------------------------
NET_INT_RATE                 The loan gross interest rate less the        4    Max length of 6                      6
                             service fee rate as reported by the
                             Servicer.
----------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE                The servicer's fee rate for a loan as        4    Max length of 6                      6
                             reported by the Servicer.
----------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT                 The servicer's fee amount for a loan as      2    No commas(,) or dollar signs        11
                             reported by the Servicer.                         ($)
----------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                  The new loan payment amount as reported      2    No commas(,) or dollar signs        11
                             by the Servicer.                                  ($)
----------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE                The new loan rate as reported by the         4    Max length of 6                      6
                             Servicer.
----------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE               The index the Servicer is using to           4    Max length of 6                      6
                             calculate a forecasted rate.
----------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL            The borrower's actual principal balance      2    No commas(,) or dollar signs        11
                             at the beginning of the processing cycle.         ($)
----------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL            The borrower's actual principal balance      2    No commas(,) or dollar signs        11
                             at the end of the processing cycle.               ($)
----------------------------------------------------------------------------------------------------------------------
BoRR_NEXT_PAY_DUE_DATE       The date at the end of processing cycle           MM/DD/YYYY                          10
                             that the borrower's next payment is due
                             to the Servicer, as reported by Servicer.
----------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1              The first curtailment amount to be           2    No commas(,) or dollar signs        11
                             applied.                                          ($)
----------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1             The curtailment date associated with the          MM/DD/YYYY                          10
                             first curtailment amount.
----------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1              The curtailment interest on the first        2    No commas(,) or dollar signs        11
                             curtailment amount, if applicable.                ($)
----------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2              The second curtailment amount to be          2    No commas(,) or dollar signs        11
                             applied.                                          ($)
----------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2             The curtailment date associated with the          MM/DD/YYYY                          10
                             second curtailment amount.
----------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2              The curtailment interest on the second       2    No commas(,) or dollar signs        11
                             curtailment amount, if applicable.                ($)
----------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3              The third curtailment amount to be           2    No commas(,) or dollar signs        11
                             applied.                                          ($)
----------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3             The curtailment date associated with the          MM/DD/YYYY                          10
                             third curtailment amount.
----------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3               The curtailment interest on the third        2    No commas(,) or dollar signs        11
                             curtailment amount, if applicable.                ($)

                                      B-6

----------------------------------------------------------------------------------------------------------------------
PIF_AMT                      The loan "paid in full" amount as            2    No commas(,) or dollar signs        11
                             reported by the Servicer.                         ($)
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
PIF_DATE                     The paid in full date as reported by the          MM/DD/YYYY                          10
                             Servicer.
----------------------------------------------------------------------------------------------------------------------
                                                                               Action Code Key:                     2
                                                                               15=Bankruptcy, 30=Foreclosure,
                                                                               , 60=PIF, 63=Substitution,
                                                                               65=Repurchase,70=REo
                                                                       -----------------------------------------------
ACTION_CODE                  The standard FNMA numeric code used to indicate the
                             default/delinquent status of a particular loan.

----------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                  The amount of the interest adjustment as     2    No commas(,) or dollar signs        11
                             reported by the Servicer.                         ($)
----------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT       The Soldier and Sailor Adjustment amount,    2    No commas(,) or dollar signs        11
                             if applicable.                                    ($)
----------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT             The Non Recoverable Loan Amount, if          2    No commas(,) or dollar signs        11
                             applicable.                                       ($)
----------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT                The amount the Servicer is passing as a      2    No commas(,) or dollar signs        11
                             loss, if applicable.                              ($)
----------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL           The scheduled outstanding principal          2    No commas(,) or dollar signs        11
                             amount due at the beginning of the cycle          ($)
                             date to be passed through to investors.
----------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL           The scheduled principal balance due to       2    No commas(,) or dollar signs        11
                             investors at the end of a processing              ($)
                             cycle.
----------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT               The scheduled principal amount as            2    No commas(,) or dollar signs        11
                             reported by the Servicer for the current          ($)
                             cycle -- only applicable for
                             Scheduled/Scheduled Loans.
----------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT                The scheduled gross interest amount less     2    No commas(,) or dollar signs        11
                             the service fee amount for the current            ($)
                             cycle as reported by the Servicer -- only
                             applicable for Scheduled/Scheduled Loans.
----------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT                The actual principal amount collected by     2    No commas(,) or dollar signs        11
                             the Servicer for the current reporting            ($)
                             cycle -- only applicable for
                             Actual/Actual Loans.
----------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT                 The actual gross interest amount less the    2    No commas(,) or dollar signs        11
                             service fee amount for the current                ($)
                             reporting cycle as reported by the
                             Servicer -- only applicable for
                             Actual/Actual Loans.
----------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT          The penalty amount received when a           2    No commas(,) or dollar signs        11
                             borrower prepays on his loan as reported          ($)
                             by the Servicer.
----------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED       The prepayment penalty amount for the        2    No commas(,) or dollar signs        11
                             loan waived by the servicer.                      ($)
----------------------------------------------------------------------------------------------------------------------
MoD_DATE                     The Effective Payment Date of the                 MM/DD/YYYY                          10
                             Modification for the loan.
----------------------------------------------------------------------------------------------------------------------
MoD_TYPE                     The Modification Type.                            Varchar - value can be alpha        30
                                                                               or numeric
----------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT       The current outstanding principal and        2    No commas(,) or dollar signs        11
                             interest advances made by Servicer.               ($)
----------------------------------------------------------------------------------------------------------------------


Exhibit G-3: Calculation of Realized Loss/Gain Form 332- Instruction Sheet

     NoTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

The numbers on the 332 form correspond with the numbers listed below.

          Liquidation and Acquisition Expenses:

          1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

          2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

          3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

          4-12. Complete as applicable. Required documentation:

               * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

               * For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)

               * other expenses - copies of corporate advance history showing all payments

               *    REo repairs > $1500 require explanation

               *    REo repairs >$3000 require evidence of at least 2 bids.

               * Short Sale or Charge off require P&L supporting the decision and WFB's approved officer Certificate

               *    Unusual  or   extraordinary   items  may   require   further
                    documentation.

          13.  The total of lines 1 through 12.

          Credits:

          14-21. Complete as applicable. Required documentation:


               * Copy of the HUD 1 from the REo sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

                    Letter of Proceeds Breakdown.

               *    Copy of EoB for any MI or gov't guarantee

               *    All other credits need to be clearly defined on the 332 form

          22.  The total of lines 14 through 21.

          Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

         Total Realized Loss (or Amount of Any Gain)

          23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

             Exhibit 3A: Calculation of Realized Loss/Gain Form 332

                    Prepared by: __________________ Date: _______________ Phone:
                    ______________________ Email Address:_____________________



----------------------------------    --------------------------------------    --------------------------------------------
Servicer Loan No.                     Servicer Name                             Servicer Address


----------------------------------    --------------------------------------    --------------------------------------------


          WELLS FARGo BANK, N.A. Loan No._____________________________

          Borrower's Name:
          _________________________________________________________

          Property Address:

          _________________________________________________________



         Liquidation Type:  REo Sale                  3rd Party Sale            Short Sale       Charge off

         Was this loan granted a Bankruptcy deficiency or cramdown              Yes         No
         If "Yes", provide deficiency or cramdown amount _______________________________

         Liquidation and Acquisition Expenses:
         (1)  Actual Unpaid Principal Balance of Mortgage Loan         $ ______________ (1)
         (2)  Interest accrued at Net Rate                                       ________________(2)
         (3)  Accrued Servicing Fees                                             ________________(3)
         (4)  Attorney's Fees                                                    ________________(4)
         (5)  Taxes (see page 2)                                                 ________________(5)
         (6)  Property Maintenance                                              ________________ (6)
         (7)  MI/Hazard Insurance Premiums (see page 2)                          ________________(7)
         (8)  Utility Expenses                                                   ________________(8)
         (9)  Appraisal/BPo                                             ________________(9)
         (10) Property Inspections                                               ________________(10)
         (11) FC Costs/other Legal Expenses                             ________________(11)
         (12) other (itemize)                                                    ________________(12)
                  Cash for Keys__________________________               ________________(12)
                  HoA/Condo Fees_______________________                 ________________(12)
                  ______________________________________                ________________(12)

                                      B-10

                  Total Expenses                                                $ _______________(13)
         Credits:
         (14) Escrow Balance                                                    $ _______________(14)
         (15) HIP Refund                                                        ________________ (15)
         (16) Rental Receipts                                                   ________________ (16)
         (17) Hazard Loss Proceeds                                              ________________ (17)
         (18) Primary Mortgage Insurance / Gov't Insurance                      ________________ (18a) HUD Part A
                                                                                ________________           (18b) HUD Part B
         (19) Pool Insurance Proceeds                                           ________________ (19)
         (20) Proceeds from Sale of Acquired Property                  ________________ (20)
         (21) other (itemize)                                                   ________________ (21)
              _________________________________________                ________________ (21)

              Total Credits                                            $________________(22)
         Total Realized Loss (or Amount of Gain)                       $________________(23)


Escrow Disbursement Detail



---------------- ------------- ---------------- ------------- --------------- ---------------- --------------
     Type         Date Paid       Period of      Total Paid    Base Amount       Penalties       Interest
  (Tax /Ins.)                     Coverage
---------------- ------------- ---------------- ------------- --------------- ---------------- --------------
---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------
---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------
---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------
---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------
---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------
---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------
---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------
---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------


                                   APPENDIX I

                          Sale and Servicing Agreement

[Included as Exhibits 10.3(A), (B), (C), (D) and (E) to the Current Report on Form 8-K pursuant to which this Assignment, Assumption and Recognition Agreement is filed.]